EXHIBIT 99.1

WaMu Mortgage Pass-Through Certificates

Marketing Materials

$251,831,000 (Approximate)

Washington Mutual Mortgage Securities Corp.

Depositor and Master Servicer

Washington Mutual Bank, FA

Servicer

WaMu Capital Corp.,
A Washington Mutual Company, Inc.

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420.

Preliminary Term Sheet	Date Prepared: March 30, 2005

 WaMu Mortgage Pass-Through Certificates, Series 2005-AR6

 $251,831,000 (Approximate, Subject to +/- 10% Variance)
Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class	Principal (1) Amount (Approx.)	WAL (Yrs)To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Certificate Interest Rate	Tranche Type	Expected Ratings S&P
B-1	129,875,000	5.11/5.76	1-92/1-480	(3)	Subordinate	AA+
B-2	41,180,000	5.11/5.76	1-92/1-480	(3)	Subordinate	AA
B-3	12,671,000	5.11/5.76	1-92/1-480	(3)	Subordinate	AA-
B-4	19,006,000	5.11/5.76	1-92/1-480	(3)	Subordinate	A+
B-5	12,671,000	5.11/5.76	1-92/1-480	(3)	Subordinate	A
B-6	9,503,000	5.11/5.76	1-92/1-480	(3)	Subordinate	A-
B-7	9,503,000	5.11/5.76	1-92/1-480	(3)	Subordinate	BBB+
B-8	6,335,000	5.11/5.76	1-92/1-480	(3)	Subordinate	BBB
B-9	11,087,000	5.11/5.76	1-92/1-480	(3)	Subordinate	BBB-
B-10	19,006,000	Information Not Provided Hereby.			Subordinate	BB
B-11	23,758,000				Subordinate	B
B-12	15,837,156				Subordinate	NR

Total:

	$310,432,156

(1)     The Certificates (as described herein) represent interests in a pool of adjustable rate Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)     WAL and Payment Window for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates are shown to the Optional Call Date (as defined herein) and to maturity.

(3)     For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date) and (ii) the related Net WAC Cap (as defined herein).

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420.

Transaction Summary:

 Depositor and Master Servicer:  Washington Mutual Mortgage Securities Corp. (“WMMSC”).

 Servicer:  Washington Mutual Bank, FA (“WMBFA”).

Co-Lead Managers:  WaMu Capital Corp. and UBS Investment Bank

Trustee:  Deutsche Bank National Trust Company

Rating Agencies:  It is expected that the Certificates will be rated by the rating agency and assigned the credit ratings described on page 2 of this Preliminary Term Sheet.

Cut-off Date:  April 1, 2005.

Expected Pricing Date:  On or about April [1], 2005.

Closing Date:  On or about April [26], 2005.

Distribution Date:  The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in May 2005.

Servicing Fee:  [0.375]% per annum of the principal balance of each Mortgage Loans.

Master Servicing Fee:  [0.050]% per annum of the principal balance of each Mortgage Loans.

Certificates:  The “Senior Certificates” will consist of the Class 1-A-1A and Class 1-A-1B Certificates (together, the “Group I Certificates”) and the Class 2-A-1A, Class 2-A-1B1, Class 2-A-1B2, and Class 2-A-1C Certificates (collectively, the “Group II Certificates”) and the Class X and Class R Certificates. The Group I Certificates and the Group II Certificates are collectively known as the “Class A Certificates”. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11, and Class B-12 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”

The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:  The Offered Certificates will settle without accrued interest (settle flat).

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420.

Interest Accrual Period:  The interest accrual period with respect to the Offered Certificates for a given Distribution Date will be the period beginning with the 25th of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis).

Registration:  The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:  It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility:  The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:  The Class B-1, Class B-2 and Class B-3 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:  The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment Speed:  The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420.

Mortgage Loans:  As of March 1, 2005, the aggregate principal balance of the mortgage loans described herein is approximately $2,867,671,256, of which: (i) approximately $[240,778,063] consisted of a pool of conforming balance mortgage loans (the “Group I Mortgage Loans”) and (ii) approximately $[2,626,893,193] consisted of a pool of conforming and non-conforming balance mortgage loans (the “Group II Mortgage Loans” together with the Group I Mortgage Loans, the “Mortgage Loans”).  The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 15, 30 or 40 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after an initial fixed rate period of 1, 2, or 3 months) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420.

Credit Enhancement:  Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Subordinate Certificates, initially [9.80]% total subordination.

Credit Enhancement
Class	Percent
B-1	5.70%
B-2	4.40%
B-3	4.00%
B-4	3.40%
B-5	3.00%
B-6	2.70%
B-7	2.40%
B-8	2.20%
B-9	1.85%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420.

Shifting Interest:  Until the first Distribution Date occurring after [April] 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and Class X Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
[May 2005 – April 2015	0% Pro Rata Share
May 2015 – April 2016	30% Pro Rata Share
May 2016 – April 2017	40% Pro Rata Share
May 2017 – April 2018	60% Pro Rata Share
May 2018 – April 2019	80% Pro Rata Share
May 2019 and after]	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles from the initial credit enhancement, unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, Class X Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [May] 2008, the Subordinate Certificates will be entitled to 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in [May] 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

In the event the current senior percentage (aggregate principal balance of the Class A and Class X Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the Class A and Class X Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans.

Net Mortgage Rate:  The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net WAC Cap:  The “Net WAC Cap” for the Class A Certificates is equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans, adjusted on an actual/360 basis.

The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans and (y) the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans, in each case weighted by the related group subordinate amount.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420.

Adjusted Cap Rate:  The “Adjusted Cap Rate” for any Distribution Date and any class of Class A Certificates is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the related Group I or Group II Mortgage Loans as applicable  on the basis of the weighted average Net Mortgage Rate for such Loan Group, less the related Net Deferred Interest for such Loan Group and (ii) 12, and the denominator of which is the aggregate principal balance of the related Group I or Group II Mortgage Loans as applicable  prior to such Distribution Date multiplied by a ratio, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest period.

The “Adjusted Cap Rate” for any Distribution Date and the Subordinate Certificates is equal to the  Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing (A) the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group I Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Group I Mortgage Loans on such day and (B) the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group II Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Group II Mortgage Loans on such day.

The “Adjusted Cap Rate” for any Distribution Date and the Class X Certificates shall equal the certificate interest rate for the Class X Certificates, computed for this purpose by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Mortgage Loans on such day, and (ii) computing the weighted average of the pass-through rates of the Certificates by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the class of certificates.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420.

Deferred Interest:  The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:  For each group of Mortgage Loans the “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments, in each case for the related Mortgage Loans, and (b) zero. The amount of current interest on the Certificates will be reduced by the related Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in proportion to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420.

Allocation of Realized Losses:  Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Certificates (other than Interest Component of the Class X Certificates) as follows:

(a)                  any realized losses remaining on the Group I Mortgage Loans to the Class 1-A-1A and Class 1-A-1B Certificates and the group I principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 1-A-1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 1-A-1B Certificates until its class principal balance has been reduced to zero.

(b)                  any realized losses remaining on the Group II Mortgage Loans to the Class 2-A-1A, Class 2-A-1B1, Class 2-A-1B2, and Class 2-A-1C Certificates and the group II principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 2-A-1A, Class 2-A-1B1, Class 2-A-1B2, and Class 2-A-1C Certificates’ pro-rata allocation of realized losses will be allocated in the manner below:

a.                    the Class 2-A-1A Certificates’ pro rata allocation of realized losses will first be allocated pro rata to the Class 2-A-1B1 and Class 2-A-1B2 Certificates until their class principal balances have been reduced to zero; subject to,

b.                    the aggregate pro rata allocation of realized losses of the Class 2-A-1B1 and Class 2-A-1B2 Certificates be allocated first to the Class 2-A-1C Certificates until its class principal balance is equal to zero.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420.

Certificates Priority of Distributions:        Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)                   Senior Certificates, accrued and unpaid interest, pro rata, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2)                   Class R Certificates, principal from the Group I Mortgage Loans, until the principal balance of such class has been reduced to zero;

3)                   Class A Certificates, principal, concurrently:

(a)                  From the Group I Mortgage Loans principal, sequentially:

(I)                  Concurrently, paid pro rata:

i.              To the Class 1-A-1A Certificates, principal until its certificate principal balance is reduced to zero;

ii.                        To the Class 1-A-1B Certificates, principal until its certificate principal balance is reduced to zero;

 (II)          To the group I principal only component of the Class X Certificates;

(b)                  From the Group II Mortgage Loans, principal, sequentially:

(I)                  Concurrently, paid pro rata:

i.              To the Class 2-A-1A Certificates, principal until its certificate principal balance is reduced to zero;

ii.                        To the Class 2-A-1B1 and Class 2-A-1B2 Certificates, sequentially, in that order, principal, until their certificate principal balances are reduced to zero;

iii.                        To the Class 2-A-1C Certificates, principal until its certificate principal balance is reduced to zero; and

(II)  To the group II principal only component of the Class X Certificates;

4)                   Class A Certificates, to pay the Carryover Shortfall Amount (after giving effect to payments received under the YMA), if any, to the extent of interest distributable to the Class X Certificates;

5)                   Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6)                   Class B-1 Certificates, principal allocable to such Class;

7)                   Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)                   Class B-2 Certificates, principal allocable to such Class;

9)                   Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)                Class B-3 Certificates, principal allocable to such Class;

11)                Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;

12)                Class B-4 Certificates, principal allocable to such Class;

13)                Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;

14)                Class B-5 Certificates, principal allocable to such Class;

15)                Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;

16)                Class B-6 Certificates, principal allocable to such Class;

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once Available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420.

17)                Class B-7 Certificates, accrued and unpaid interest at the Class B-7 Certificate Interest Rate;

18)                Class B-7 Certificates, principal allocable to such Class;

19)                Class B-8 Certificates, accrued and unpaid interest at the Class B-8 Certificate Interest Rate;

20)                Class B-8 Certificates, principal allocable to such Class;

21)                Class B-9 Certificates, accrued and unpaid interest at the Class B-9 Certificate Interest Rate;

22)                Class B-9 Certificates, principal allocable to such Class;

23)                Class B-10, Class B-11 and Class B-12 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

24)                Class R Certificate, any remaining amount.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you by WaMu Capital Corp.  The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither WaMu Capital Corp. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website.  Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  The Computational Materials do not include all of the information required to be included in the final prospectus supplement.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. Trading Desk at 206-554-2420.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

Please be advised that the securities herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp.  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Tables

Class B-1 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	9.82	8.12	5.11	4.38	3.35
MDUR (yr)	8.05	6.86	4.57	3.97	3.1
First Prin Pay	1	1	1	1	1
Last Prin Pay	181	150	92	75	54

Class B-1 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.76	9.01	5.76	5	3.9
MDUR (yr)	8.55	7.37	5.03	4.43	3.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	469

Class B2 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	9.82	8.12	5.11	4.38	3.35
MDUR (yr)	8.02	6.84	4.56	3.97	3.1
First Prin Pay	1	1	1	1	1
Last Prin Pay	181	150	92	75	54

Class B2 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.76	9.01	5.76	5	3.9
MDUR (yr)	8.52	7.35	5.02	4.42	3.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	478	469

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp.  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Tables

Class B3 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	9.82	8.12	5.11	4.38	3.35
MDUR (yr)	8	6.83	4.56	3.96	3.1
First Prin Pay	1	1	1	1	1
Last Prin Pay	181	150	92	75	54

Class B3 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.76	9.01	5.76	5	3.9
MDUR (yr)	8.49	7.33	5.01	4.42	3.53
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	478	456

Class B4 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	9.82	8.12	5.11	4.38	3.35
MDUR (yr)	7.88	6.74	4.52	3.93	3.08
First Prin Pay	1	1	1	1	1
Last Prin Pay	181	150	92	75	54

Class B4 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.76	9.01	5.76	5	3.9
MDUR (yr)	8.35	7.23	4.96	4.38	3.51
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	478	467

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp.  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Class B-5 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	9.82	8.12	5.11	4.38	3.35
MDUR (yr)	7.84	6.71	4.5	3.92	3.07
First Prin Pay	1	1	1	1	1
Last Prin Pay	181	150	92	75	54

Class B-5 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.76	9.01	5.76	5	3.9
MDUR (yr)	8.3	7.19	4.94	4.36	3.5
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	478	456

Class B6 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	9.82	8.12	5.11	4.38	3.35
MDUR (yr)	7.79	6.68	4.49	3.91	3.06
First Prin Pay	1	1	1	1	1
Last Prin Pay	181	150	92	75	54

Class B6 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.76	9.01	5.76	5	3.9
MDUR (yr)	8.24	7.15	4.92	4.35	3.49
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	478	454

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp.  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Tables

Class B7 to Optional Call Date
96-07+	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	9.82	8.12	5.11	4.38	3.35
MDUR (yr)	7.64	6.56	4.42	3.86	3.02
First Prin Pay	1	1	1	1	1
Last Prin Pay	181	150	92	75	54

Class B7 to Maturity Date
96-07+	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.76	9.01	5.76	5	3.9
MDUR (yr)	8.05	6.98	4.81	4.26	3.42
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	478	454

Class B8 to Optional Call Date
91-21+	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	9.82	8.12	5.11	4.38	3.35
MDUR (yr)	7.51	6.45	4.35	3.8	2.97
First Prin Pay	1	1	1	1	1
Last Prin Pay	181	150	92	75	54

Class B8 to Maturity Date
91-21+	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.76	9.01	5.76	5	3.9
MDUR (yr)	7.87	6.83	4.7	4.17	3.34
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	479	478	453

WaMu Capital Corp.
A Washington Mutual, Inc. Company

The information contained herein has been prepared solely for the use of addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp.  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Class B9 to Optional Call Date
86-12	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	9.82	8.12	5.11	4.38	3.35
MDUR (yr)	7.34	6.31	4.27	3.73	2.92
First Prin Pay	1	1	1	1	1
Last Prin Pay	181	150	92	75	54

Class B9 to Maturity Date
86-12	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.76	9.01	5.76	5	3.9
MDUR (yr)	7.65	6.64	4.58	4.06	3.25
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	478	455